UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 24, 2020
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              Regal Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

          200 State Street, Beloit, Wisconsin 53511-6254
(Address of Principal Executive Offices, Including Zip Code)

Registrant's Telephone Number: (608) 364-8800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	RBC	New York Stock Exchange

Item 5.04    Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
On July 24, 2020, Regal Beloit Corporation (the “Company”) sent a notice required by Rule 104 of the Securities and Exchange Commission’s Regulation BTR (the “Notice”) to its directors and executive officers informing them of upcoming restrictions on the trading of the Company’s common stock (the “Common Stock”) due to a planned blackout period related to the Regal Beloit Retirement Savings Plan (the “401(k) plan”).
The blackout period is required to facilitate the elimination of the Regal Beloit Corporation Stock Fund (the “Company Stock Fund”) as an investment option under the 401(k) plan, and the liquidation of shares of Common Stock currently held in the Company Stock Fund. The blackout period will begin on August 31, 2020, at 3:00 p.m. Central Time, and is expected to end on or before September 18, 2020. During the blackout period, participants in the 401(k) plan will be unable to change their investment elections or make other investment changes with respect to the Company Stock Fund.
As described in the Notice, during the blackout period, the Company’s directors and executive officers will be prohibited from engaging in any transaction, within or outside of the 401(k) plan, involving the Company’s equity securities, including pursuant to stock appreciation rights or other derivative securities, subject to limited exceptions. The term equity security includes, without limitation, the Company’s common stock, options and other derivatives.
Inquiries about the blackout period may be directed to Thomas E. Valentyn, Vice President, General Counsel and Secretary of the Company, at Regal Beloit Corporation, 200 State Street, Beloit, Wisconsin 53511-6254, or by phone at (608) 364-8800.

A copy of the Notice is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits. The following exhibits are being furnished herewith:

Exhibit Index

Exhibit Number	Exhibit Description
99.1	Notice of Trading Blackout Period, dated July 24, 2020
104.1	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: July 24, 2020          By: /s/ Thomas E. Valentyn
Thomas E. Valentyn
Vice President, General Counsel and Secretary